RETURN TO TREASURY AGREEMENT

THIS AGREEMENT is made as of the 31st day of March, 2010.

BETWEEN:

KORE NUTRITION INCORPORATED, a Nevada corporation, of Suite 200 – 736 Granville Street, Vancouver, British Columbia V6Z 1G3

(the “Company”)
AND:
DEANNA EMBURY, Businessperson, of 1721 – 938 Smithe Street, Vancouver, British Columbia V6Z 3H8

(the “Shareholder”)

WHEREAS:

A.          The Shareholder is the registered and beneficial owner of 73,600,000 shares (the “Shares”) of the Company’s common stock; and

B.          In connection with the resignation of the Shareholder as an officer of the Company, the Shareholder has agreed to return 73,500,000 of the Shares (the “Surrendered Shares”) held by her to the treasury of the Company for the sole purpose of the Company retiring the Surrendered Shares, in consideration for the payment by the Company to the Shareholder of US$25,000.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the sum of $1.00 now paid by the Company to the Shareholder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Surrender of Surrendered Shares

1.          In consideration for the payment by the Company to the Shareholder of US$25,000, the Shareholder hereby surrenders to the Company the Surrendered Shares and delivers to the Company herewith share certificates representing the Surrendered Shares, duly endorsed for transfer in blank, signatures guaranteed. The Company hereby acknowledges receipt from the Shareholder of the certificate(s) for the sole purpose of retiring the Surrendered Shares pursuant to this Agreement.

Retirement of Surrendered Shares

2.          The Company shall forthwith retire the Surrendered Shares pursuant to §78.283 of Chapter 78 of the Nevada Revised Statutes.

Representations and Warranties

3.          The Shareholder represents and warrants to the Company that she is the owner of the Surrendered Shares and that she has good and marketable title to the Surrendered Shares and that the Surrendered Shares are free and clear of all liens, security interests or pledges of any kind whatsoever.

General

4.          Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

5.          Time is expressly declared to be the essence of this Agreement.

6.          The provisions contained herein constitute the entire agreement among the Company and the Shareholder respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among the Company and the Shareholder with respect to the subject matter hereof.

7.          This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

8.          This Agreement is not assignable without the prior written consent of the parties hereto.

9.          This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

10.          The Company has obtained legal advice concerning this Agreement and has requested that the Shareholder obtain independent legal advice with respect to same before executing it. In executing this Agreement, the Shareholder represents and warrants to the Company that she has been advised to obtain independent legal advice, and that prior to the execution of this Agreement she has obtained independent legal advice or has, in her discretion, knowingly and willingly elected not to do so.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

KORE NUTRITION INCORPORATED

Per:	/s/ Deanna Embury

SIGNED, SEALED and DELIVERED by		)
DEANNA EMBURY in the presence of:		)
)
/s/ Katherine Rodgers		)
Signature		)
Katherine Rodgers		)	/s/ Deanna Embury
Print Name		)	DEANNA EMBURY
701 – 1136 Pacific Street		)
Address		)
Vancouver, BC		)
)
Accountant		)
Occupation		)